Inventories	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Inventories

21. Inventories

All figures in £ millions	2018	2017
Raw materials	5	4
Work in progress	—	2
Finished goods	149	142
Returns asset	10	—

	164	148

The cost of inventories recognised as an expense and included in the income statement in cost of goods sold amounted to £375m (2017: £324m). In 2018 £39m (2017: £38m) of inventory provisions was charged in the income statement. None of the inventory is pledged as security.

Included within the inventory balance is the estimation of the right to receive goods from contracts with customers via returns (see note 1b). The value of the returns asset is measured at the carrying amount of the assets at the time of sale aligned to the Group’s normal inventory valuation methodology less any expected costs to recover the asset and any expected reduction in value. Impairment charges against the inventory returns asset are £nil in 2018. The returns asset all relates to finished goods.